GLOBAL ARENA CAPITAL CORP.

FINANCIAL STATEMENTS AND SUPPLEMENTARY INFORMATION (CONFIDENTIAL PER RULE 17A-5(E) (3))

FOR THE YEAR ENDED DECEMBER 31, 2010

CONTENTS

Independent Auditors’ Report........................................................... 1

Financial Statements

Notes to Financial Statements....................................................   6-15

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of

Global Arena Capital Corp.

We have audited the accompanying statement of financial condition of Global Arena Capital Corp. (the “Company”) as of December 31, 2010, and the related statements of operations, changes in stockholders’ equity and cash flows for the year then ended that you are filing pursuant to Rule 17a-5 under the Securities Exchange Act of 1934. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of  America.    Those  standards  require that we  plan  and  perform the  audit  to  obtain reasonable assurance about whether the financial statements are free of material misstatements. An  audit  includes  consideration  of  internal  control  over  financial  reporting  as  a  basis  for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the aforementioned financial statements, revised as described in Note 8 present fairly, in all material respects, the financial position of Global Arena Capital Corp. as of December 31, 2010, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole.  The information contained in Schedules I, II and III is presented for purposes of additional analysis and is not a required part of the basic financial statements but is supplementary information required by Rule 17a-5 under the Securities Exchange Act of 1934. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

New York, NY February 24, 2011,

except for Note 8 which is dated August 29, 2011

GLOBAL ARENA CAPITAL CORP

STATEMENT OF FINANCIAL CONDITION

FOR THE YEAR ENDED DECEMBER 31, 2010

Assets

Cash and cash equivalents	241922
Deposit with clearing organizations	50003
Commissions receivable	528931
Advances to registered representatives and employees, net	60070
Fixed assets, net of accumulated depreciation	14318
Prepaid expenses	124875
Due from affiliates	3320
Total Assets		1023439
Liabilities and Stockholders’ Equity
Liabilities
Comissions payable	673482
Accounts payable and accrued expenses	112513
Due to affiliates	6728
Total Liabilities		792723
Stockholders' Equity
Common stock, par value $1.00 per share, 12,000 shares authorized, 10,504 shares issued and outstanding	10504
Additional paid-in capital	1603635
Accumulated Deficit	-1383423
Total Stockholders' Equity		230716
Total Liabilities and Stockholders' Equity		1023439

The accompanying notes are an integral part of these financial statements.

                                             2

GLOBAL ARENA CAPITAL CORP

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

Revenues
Commissions	3788583
Clearing Fees	263452
Investment Banking Fees	151240
Interest and Other	24341

Total Revenues		4227616

Operating Expenses
Commissions	3287980
Salaries and Benefits	518675
Occupancy	205537
Clearing and Operations	152935
Business Development	67164
Communication and data	17998
Regulatory Fees	62495
Professional Fees	47149
Office and other	39807

Total Operating Expenses		4399740

Net Loss		-172124

The accompanying notes are an integral part of these financial statements.

                                                          3

GLOBAL ARENA CAPITAL CORP

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2010

	Common Stock		Additional	Accumulated
	Shares	Amount	Paid-In Capital	Deficit	Total
Balance: January 1,2010	10,499	10,499	1,384,898	-1,211,299	184,048
Issuance of common stock for cash to an affiliate company	55	55	49,945	0	50,000
Operating expenses paid by an affiliate company on behalf of the company	0	0	168,792	0	168,792
Net Loss	0	0	0	-172,124	-172,124
Balance: December 31, 2010	10,504	$ 10,504	1,603,635	-1,383,423	230,716

The accompanying notes are an integral part of these financial statements

GLOBAL ARENA CAPITAL CORP

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2010

Cash Flows from Operation Activities
Net Loss
Adjustments to reconcile net loss to net cash provided by operating activities:
Operating expenses paid by a stockholder on Behalf of the Company	168,792
Depreciation and amortization	3394
Allowance for non-collectible of advances	62010
Changes in operating assets and liabilities:
Commission receivable	-364530
Advances to employees and registered representatives	-33428
Prepaid expenses	2376
Advances from affiliates	3408
Accounts payable and accrued expenses	65083
Other assets	314
Commissions payable	480181
Total Adjustment		387600
Cash Provided by Operating Activities		215476
Cash Used in Investing Activities
Purchase of fixed assets		-4977
Cash Flows from Financing Activities
Repayments of insurance financing	-30725
Proceeds from the issuance of common stock	50000
Net Cash Provided by Financing Activities		19275
Net Increase in Cash and Cash Equivalents		229774
Cash and Cash Equivalents: Beginning of Year		12148
Cash and Cash Equivalents: End of Year		241922
Supplemental Disclosure of Cash Flow Information
Interest Paid		2,284
Income Taxes Paid		0

The accompanying notes are an integral part of these financial statements

GLOBAL ARENA CAPITAL CORP

NOTES OF FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2010

NOTE 1 - NATURE OF BUSINESS

Global Arena Capital Corp. (the “Company"), a New York corporation, is a broker-dealer registered with the Securities and Exchange Commission (the “SEC”). The Company is also  a  member  of  the  Financial  Industry  Regulatory  Authority  (“FINRA”)  and  the Securities Investor Protection Corp (“SIPC”). The Company is a majority owned subsidiary of JSM Capital Holding Corp.

The Company introduces all transactions with and for customers on a fully disclosed basis with its clearing broker, RBC Correspondent Services (the “Clearing Broker”), a subsidiary of the Royal Bank of Canada. The Company services both retail and institutional accounts in a variety of securities transactions.

During the year ended December 31, 2010, the Company entered into an Office of Supervisory Jurisdiction agreement (“OSJ”) whereby the OSJ introduces transactions with and for customers. The Company provides supervisory oversight for the branch office.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. The principal areas affected by estimates are the allowance for any potential non-collection and the deferred tax asset valuation allowance. Actual results could differ from those estimates.

REVENUE RECOGNITION

Customer  security  transactions  and  the  related  commission  income  and  expense  are recorded as of the trade date. Investment banking revenues include gains, losses, and fees, net of syndicate expenses, arising from securities offerings in which the Company acts as an underwriter or agent. Investment banking revenues also include fees earned from providing financial advisory services.

GLOBAL ARENA CAPITAL CORP

NOTES OF FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2010

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Investment banking management fees are recorded on the offering date, sales concessions on the settlement date, and underwriting fees at the time the underwriting is completed and the income is reasonably determinable. Customers who are financing their transaction on margin are charged interest. Commissions are generally priced based on the services it provides to its customers. In each instance the commission charges, mark-ups or mark-downs, are in compliance with guidelines established by the FINRA.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid temporary cash investments with an original maturity of three months or less when purchased to be cash equivalents.

PROPERTY AND EQUIPMENT

Property and equipment is recorded at cost. Depreciation is calculated using the straight- line method based on the estimated useful lives of the related assets, which range from three to five years. Maintenance and repairs are charged to expense as incurred; costs of major additions and betterments that extend the useful life of the asset are capitalized. When assets are retired or otherwise disposed of, the costs and related accumulated depreciation or amortization are removed from the accounts and any gain or loss on disposal is recognized.

IMPAIRMENT OF LONG-LIVED ASSETS

The Company assesses the recoverability of its long lived assets, including property and equipment when there are indications that the assets might be impaired. When evaluating assets for potential impairment, the Company first compares the carrying amount of the asset to the asset’s estimated future cash flows (undiscounted and without interest charges). If the estimated future cash flows used in this analysis are less than the carrying amount of the asset, an impairment loss calculation is prepared. The impairment loss calculation compares the carrying amount of the asset to the asset’s estimated future cash flows (discounted and with interest charges). If the carrying amount exceeds the asset’s estimated futures cash flows (discounted and with interest charges), the loss is allocated to the long- lived assets of the group on a pro rata basis using the relative carrying amounts of those assets. Based on its assessments, the Company did not incur any impairment charges for the year ended December 31, 2010.

GLOBAL ARENA CAPITAL CORP

NOTES OF FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2010

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CONCENTRATIONS OF CREDIT RISK

The Company maintains checking and money market accounts in a financial institution. Accounts at each bank are insured by the Federal Deposit Insurance Corporation (“FDIC”). At times, cash and cash equivalents may be uninsured or in deposit accounts that exceed the FDIC insurance limit.

ADVANCES TO REGISTERED REPRESENTATIVES AND EMPLOYEES

From time to time and in the normal course of business, the Company may advance funds or pay expenses on behalf of its registered representatives or employees. The Company generally establishes an allowance for uncollectible amounts to reflect the amount of loss that can be reasonably estimated by management and is included as part of operating expenses in the accompanying statement of operations. The determination of the amount of uncollectible accounts is based on the amount of credit extended and the length of time each  receivable  has  been  outstanding,  as  it  relates  to  each  individual  registered representative or employee. As of December 31, 2010, the Company has established an allowance of approximately $63,000 for any non-collectible advances.

ADVERTISING COSTS

Advertising costs are expensed as incurred. Advertising costs, which are included in selling, general and administrative expenses, were deemed to be deminimis during the year ended December 31, 2010.

INCOME TAXES

The Company accounts for income taxes under the provisions of Accounting Standards Codification (“ASC”) 740 - Income Taxes. ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.

GLOBAL ARENA CAPITAL CORP

NOTES OF FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2010

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SUBSEQUENT EVENTS

The Company has evaluated subsequent events to determine if events or transactions occurring through February 24, 2011, except for Note 8 which is dated August 29, 2011, the date the financial statements were available to be issued, require adjustment to or disclosure in the financial statements.

NOTE 3 - FAIR VALUE - NON FINANCIAL ASSETS

The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The standard establishes the following hierarchy used in fair value measurements and expands the required disclosures of assets and liabilities measured at fair value:

•

Level 1 Inputs use quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•

Level 2 Inputs use other inputs that are observable, either directly or indirectly. These inputs include quoted prices for similar assets and liabilities in active markets as well as other inputs such as interest rates and yield curves that are observable at commonly quoted intervals.

•

Level 3 Inputs are unobservable inputs, including inputs that are available in situations where there is little, if any, market activity for the related asset or liability.

Certain financial instruments are carried at cost on the balance sheet, which approximates fair value due to their short-term, highly liquid nature. These instruments include cash, receivables, accrued expenses and other liabilities.

NOTE 4 - LIQUIDITY AND CAPITAL RESOURCES

During the year ended December 31, 2010, the Company incurred a net loss of $172,124. Historically, cash requirements have been funded from operations and capital contributions from its stockholders (See Note 9).   The Company believes that it will have sufficient resources to fund its future business activities in a similar manner.

GLOBAL ARENA CAPITAL CORP

NOTES OF FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2010

NOTE 4 - LIQUIDITY AND CAPITAL RESOURCES (CONTINUED)

However  if  market  conditions  should  weaken,  the  Company  may  need  to consider curtailing certain of its business activities, reducing its fixed overhead costs and/or seek additional sources of financing.

NOTE 5 - DEPOSIT WITH CLEARING ORGANIZATION

As of December 31, 2010, amounts due from the clearing organization consisted primarily of cash deposits in accordance with the clearing arrangement. For the year ended December

31, 2010, the Company incurred charges of approximately $187,000 for execution and clearing services rendered by its Clearing Broker.

NOTE 6 - PROPERTY AND EQUIPMENT

Property and equipment, net, consists of the following:
Office equipment	$19,575
Accumulated depreciation	(5,257)
Property and Equipment, Net	__4,318
Depreciation expense for the year ended December 31, 2010 was $3,394.

NOTE 7 - INCOME TAXES

As of December 31, 2010, the Company had approximately $1,267,000 of federal net operating loss carryforwards available to offset future taxable income. These net operating losses which, if not utilized, begin expiring in 2025. In accordance with Section 382 of the Internal Revenue Code, deductibility of the Company’s net operating loss carryforward may be subject to an annual limitation in the event of a change of control. The Company performed a preliminary evaluation as to whether a change of control has taken place and concluded that no such change has occurred to date.

At December 31, 2010, the Company has a deferred tax asset of approximately $507,000, which consists primarily of net operating loss carryovers.

GLOBAL ARENA CAPITAL CORP

NOTES OF FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2010

NOTE 7 - INCOME TAXES (CONTINUED)

Deferred income taxes reflect the net tax effects of operating loss and or tax credit carryforwards and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. ASC 740 “Income Taxes” requires that a valuation allowance be established when it is “more likely than not” that all, or a portion of, deferred tax assets will not be realized. A review of all available positive and negative evidence needs to be considered, including a company’s performance,  the  market  environment  in  which  the  company  operates  the  length  of carryback and carryforward periods, and expectations of future profits, etc. The Company believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance for the full amount as of December 31, 2010. The change in the deferred tax valuation allowance increased by approximately $48,000 during the year ended December 31, 2010.

The  Company  evaluated  the  provisions  of  ASC  740  related  to  the  accounting  for uncertainty in income taxes recognized in an enterprise’s financial statements. ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. Differences between tax positions taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to the interpretation are referred to as "unrecognized tax benefits". A liability is recognized (or amount of net operating loss carry forward or amount of tax refundable is reduced) for an unrecognized tax benefit because it represents an enterprise's potential future obligation to the taxing authority for a tax position that was not recognized as a result of applying the provisions of ASC 740.

Interest  costs  related  to  unrecognized  tax  benefits  are  required  to  be  calculated  (if applicable) and would be classified as "Interest expense, net" in the statements of operation. Penalties would be recognized as a component of "General and administrative expenses."

GLOBAL ARENA CAPITAL CORP

NOTES OF FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2010

NOTE 7 - INCOME TAXES (CONTINUED)

The Company's uncertain tax positions are related to tax years that remain subject to examination by relevant tax authorities. The Company files income tax returns in the United States (federal) and in primarily New York. The Company is no longer subject to federal, state and local income tax examinations by tax authorities for years prior to 2007.

As of December 31, 2010, the net deferred tax asset was comprised of as follows: Net Deferred Tax Asset (Liability)

Deferred Tax Asset

For the year ended December 31, 2010 the income tax provision (benefit) consists of the following:

Federal

Current                                                                                          $        -- Deferred                                                                                        (41,000)

State and Local

Current	--
Deferred	(7,000)
Total	48,000
Change in valuation allowance	48,000
Income Tax Provision	$ --

The reconciliation between the statutory federal income tax rate (34%) and the Company’s effective rate for the year ended December 31, 2010 is as follows:

Federal statutory rate	(34)%
State tax rate, net of benefit	(6)%
Non-deductible meals and entertainment	12%
Valuation Allowance	28%
Effective Rate	0%

GLOBAL ARENA CAPITAL CORP

NOTES OF FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2010

NOTE 8 - NET CAPITAL REQUIREMENTS

The Company is subject to the SEC’s Uniform Net Capital Rule 15c3-1 that requires the maintenance of minimum net capital. This requires that the Company maintain minimum net capital of $50,000, and also requires that the ratio of aggregate indebtedness, to net capital, both defined, shall not exceed 15 to 1. In addition, advances, dividend payments and other equity withdrawals are restricted by the regulations of the SEC and other regulatory agencies.

In August 2011, the Company was notified by FINRA that certain deductions in calculating aggregate indebtedness were disallowed in accordance with the SEC’s interpretation of such matters. As a result the Company was informed to refile their annual report with the recomputed changes.

As of December 31, 2010 (as revised), the Company had net capital of $28,133; the Company was required to maintain a net capital of $52,848 and was deficient by $24,715. As of August 29, 2011, the Company was in compliance with its net capital requirement. The Company may be subject to certain assessed penalties for noncompliance which are expected to be de minimis.

The Company qualifies under the exemptive provisions of Rule 15c3-3 as the Company does not carry security accounts for customers or perform custodial functions related to customer securities.

NOTE 9 - RELATED PARTIES

During the year ended December 31, 2010, the Company issued 55 shares of common stock to  an  affiliated  company  for  $50,000.  Such  proceeds  were  obtained  by  the  affiliated company through a private placement offering with outside investors.

During the year ended December 31, 2010, an affiliated company (a principal founder of Global Arena Capital Corp.), whose managing member is a stockholder and officer of the Company, made payments on behalf of the Company totaling $168,792 for occupancy costs in accordance with a commercial sub-lease agreement. Such payments are reflected as occupancy costs in the statement of operations and as capital contributions.

The Company has an expense sharing agreement with affiliated companies whose officers are officers and stockholders of the Company. The Company has charged approximately

GLOBAL ARENA CAPITAL CORP

NOTES OF FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2010

NOTE 9 - RELATED PARTIES (CONTINUED)

$443,000 to these affiliates for their share of operating expenses under this agreement during the year ended December 31, 2010. As of December 31, 2010, due from affiliated companies was $3,320 and payable to an affiliated company amounted to $6,728.

NOTE 10 - COMMITMENTS AND CONTINGENCIES

LITIGATION

The Company may be involved in legal proceedings in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. The Company currently is not involved in any legal proceedings.

INDEMNIFICATION

The Company is engaged in providing a broad range of securities brokerage and investment services to a diverse group of retail and institutional clientele. Counterparties to the Company’s business activities include broker-dealers and clearing organizations, banks and other financial institutions. The Company uses a clearing broker to process transactions and maintain customer accounts on a fee basis. The Company permits the clearing firm to extend credit to its clientele secured by cash and securities in the client’s account.

The  Company’s  exposure  to  credit  risk  associated  with  the  non-performance  by  its customers and counterparties in fulfilling their contractual obligations can be directly impacted by volatile or illiquid trading markets, which may impair the ability of customers and counterparties to satisfy their obligations to the Company. The Company has agreed to indemnify the clearing broker for losses it incurs while extending credit to the Company’s clients.

It is the Company’s policy to review, as necessary, the credit standing of its customers and each counterparty. Amounts due from customers that are considered uncollectible by the clearing  broker  are  charged  back  to  the  Company  by  the  clearing  broker  when  such amounts become determinable.

GLOBAL ARENA CAPITAL CORP

NOTES OF FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2010

NOTE 10 - COMMITMENTS AND CONTINGENCIES (CONTINUED)

Upon notification of a charge back, such amounts, in total or in part, are then either (i) collected from the customers, (ii) charged to the broker initiating the transaction and included in advances to registered representatives and employees in the accompanying statement of financial condition, and/or (iii) charged as an expense in the accompanying statement of operations, based on the particular facts and circumstances.

The maximum potential amount for future payments that the Company could be required to pay under this indemnification cannot be estimated. However, the Company believes that it is unlikely it will have to make any material payments under these arrangements and has not recorded any contingent liability in the financial statements for this indemnification.

OPERATING LEASE

The Company has a month to month lease agreement for office space with an affiliated company that is also a stockholder of the Company. Under the terms of the agreement the Company is not obligated or required to reimburse the stockholder for its rent obligations. The services were accounted for as non-cash contributions of capital by the stockholder. The lease agreement is held in the name of the stockholder and the Company is not a direct party  to  the  lease.  The  Company  incurred  a  charge  of  $182,665  for  the  year  ended December 31, 2010 (See Note 9).

Endnotes

Net operating loss carryovers	$ 507,000
Total Deferred Tax Asset	507,000
Less: valuation allowance	(507,000)
Deferred Tax Asset, Net of Valuation Allowance	$ --